608, 1199 West Pender Street
Vancouver, BC V6E 2R1
Tel: (604) 687-0300 Fax: (604) 687-0151
www.passportpotash.com

PASSPORT POTASH INC.

(TSX.V - PPI)

Passport Potash Approves Advance Notice Policy

VANCOUVER, BRITISH COLUMBIA--(Marketwire - July 23, 2013) - Passport Potash Inc. ("Passport" or the "Company") (TSX-V: PPI) (OTCQX: PPRTF) announces that the board of directors (the "Board") of the Company approved an advance notice policy (the "Advance Notice Policy") on July 22, 2013. The Advance Notice Policy includes, among other things, a provision that requires advance notice be given to the Company in circumstances where nominations of persons for election to the Board are made by shareholders of the Company other than pursuant to: (i) a requisition of a meeting made pursuant to the provisions of the Business Corporations Act (British Columbia) (the "Act"); or (ii) a shareholder proposal made pursuant to the provisions of the Act.

Additionally, the Advance Notice Policy sets a deadline by which holders of record of common shares of the Company must submit director nominations to the Company prior to any annual or special meeting of shareholders, sets forth the information that a shareholder must include in the notice to the Company, and establishes the form in which the shareholder must submit the notice for that notice to be in proper written form.

In the case of an annual meeting of shareholders, notice to the Company must be made not less than 30 days nor more than 65 days prior to the date of the annual meeting. However, in the event that the annual meeting is to be held on a date that is less than 40 days after the date on which the first public announcement of the date of the annual meeting was made, notice may be made not later than the close of business on the tenth (10th) day following such public announcement.

In the case of a special meeting of shareholders (which is not also an annual meeting) notice to the Company must be made not later than the close of business on the fifteenth (15th) day following the day on which the first public announcement of the date of the special meeting was made.

The Advance Notice Policy is in full force and effect as of the date it was approved. At the Company's 2013 annual general and special meeting of shareholders (the "Meeting"), which is scheduled to be held on September 12, 2013, shareholders of the Company will, among other things, be asked to approve an alteration to the Company's articles to include the provisions of the Advance Notice Policy (the "Alteration"). If the shareholders approve the Alteration then the Advance Notice Policy will terminate following the termination of the Meeting and will be concurrently superseded by the Alteration. If the shareholders do not approve the Alteration then the Advance Notice Policy will terminate and be of no further force and effect following the termination of the Meeting.

For purposes of the Meeting, in accordance with the terms of the Advance Notice Policy, the Board has determined that notice of nominations of persons for election to the Board at the Meeting must be made by August 13, 2013. Such notice must be in the form, and given in the manner, prescribed by the Advance Notice Policy, and Laara Shaffer, the Corporate Secretary of the Company, has stipulated timelinefiling@gmail.com as an email address for receipt of such a notice.

The full text of the Advance Notice Policy is available under the Company's profile on SEDAR at www.sedar.com.

About the Holbrook Potash Project

Passport Potash Inc. is a publicly traded corporation engaged in the exploration and development of advanced potash properties with its major focus on a previously explored potash property in Arizona. Passport has acquired a strategic position in the Holbrook Basin with land holdings encompassing over 127,000 acres.  Passport has also entered into a joint exploration agreement with the Hopi Indian Tribe to work toward developing about 13,000 acres of contiguous privately held Hopi land.

On behalf of the Board of Directors

PASSPORT POTASH INC.

Joshua Bleak, President

Neither TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

Contact:
Passport Potash Inc.
Peter J. Kletas
Manager of Corporate Development
866-999-6251-Toll Free
peter@passportpotash.com

Passport Potash Inc.
Clive Mostert
Corporate Communications
780-920-5044
cmostert@passportpotash.com
www.passportpotash.com

Safe Harbor Statement

THIS NEWS RELEASE CONTAINS "FORWARD-LOOKING STATEMENTS". STATEMENTS IN THIS NEWS RELEASE THAT ARE NOT PURELY HISTORICAL ARE FORWARD-LOOKING STATEMENTS AND INCLUDE ANY STATEMENTS REGARDING BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS REGARDING THE FUTURE.

EXCEPT FOR THE HISTORICAL INFORMATION PRESENTED HEREIN, MATTERS DISCUSSED IN THIS NEWS RELEASE CONTAIN FORWARD-LOOKING STATEMENTS THAT ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH STATEMENTS. STATEMENTS THAT ARE NOT HISTORICAL FACTS, INCLUDING STATEMENTS THAT ARE PRECEDED BY, FOLLOWED BY, OR THAT INCLUDE SUCH WORDS AS "ESTIMATE," "ANTICIPATE," "BELIEVE," "PLAN" OR "EXPECT" OR SIMILAR STATEMENTS ARE FORWARD-LOOKING STATEMENTS. RISKS AND UNCERTAINTIES FOR THE COMPANY INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH MINERAL EXPLORATION AND FUNDING AS WELL AS THE RISKS SHOWN IN THE COMPANY'S MOST RECENT ANNUAL AND QUARTERLY REPORTS ON FORM 10-K OR FORM 10-Q AND FROM TIME-TO-TIME IN OTHER PUBLICLY AVAILABLE INFORMATION REGARDING THE COMPANY. OTHER RISKS INCLUDE RISKS ASSOCIATED WITH THE REGULATORY APPROVAL PROCESS, COMPETITIVE COMPANIES, FUTURE CAPITAL REQUIREMENTS AND THE COMPANY'S ABILITY AND LEVEL OF SUPPORT FOR ITS EXPLORATION AND DEVELOPMENT ACTIVITIES. THERE CAN BE NO ASSURANCE THAT THE COMPANY'S EXPLORATION EFFORTS WILL SUCCEED AND THE COMPANY WILL ULTIMATELY ACHIEVE COMMERCIAL SUCCESS. THESE FORWARD-LOOKING STATEMENTS ARE MADE AS OF THE DATE OF THIS NEWS RELEASE, AND THE COMPANY ASSUMES NO OBLIGATION TO UPDATE THE FORWARD-LOOKING STATEMENTS, OR TO UPDATE THE REASONS WHY ACTUAL RESULTS COULD DIFFER FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS. ALTHOUGH THE COMPANY BELIEVES THAT THE BELIEFS, PLANS, EXPECTATIONS AND INTENTIONS CONTAINED IN THIS NEWS RELEASE ARE REASONABLE, THERE CAN BE NO ASSURANCE THOSE BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS WILL PROVE TO BE ACCURATE. INVESTORS SHOULD CONSIDER ALL OF THE INFORMATION SET FORTH HEREIN AND SHOULD ALSO REFER TO THE RISK FACTORS DISCLOSED IN THE COMPANY'S PERIODIC REPORTS FILED FROM TIME-TO-TIME WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

THIS NEWS RELEASE HAS BEEN PREPARED BY MANAGEMENT OF THE COMPANY WHO TAKES FULL RESPONSIBILITY FOR ITS CONTENTS. NONE OF FINRA, THE SEC NOR THE BRITISH COLUMBIA SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE CONTENTS OF THIS NEWS RELEASE. THIS NEWS RELEASE SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.